UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2021

DELCATH SYSTEMS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-16133	06-1245881
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1633 Broadway, Suite 22C, New York, New York 10019
(Address of principal executive offices) (Zip Code)

(212) 489-2100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	DCTH	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

(a)	Growth Capital Term Loan

On August 6, 2021, Delcath Systems, Inc. (the “Company”) entered into a Loan and Security Agreement and the Supplement to the Loan and Security Agreement (together, the “Loan Agreement”) with Avenue Venture Opportunities Fund, L.P. (the “Lender,” or “Avenue”) for a term loan in an aggregate principal amount of up to $20,000,000 (the “Loan”). The Loan bears interest at an annual rate equal to the greater of (a) the sum of 7.70% plus the prime rate as reported in The Wall Street Journal and (b) 10.95%. The Loan is secured by a lien upon and security interest in all of the Company’s assets globally, including intellectual property. The Loan maturity date is August 1, 2024.

The initial tranche of the Loan is $15,000,000, including $4,000,000 which has been funded into a restricted account and will be released upon achievement of (a)(x) positive FOCUS trial efficacy per the trial’s predefined Statistical Analysis Plan (SAP) (specifically the Overall Response Rate exceeds the pre-specified threshold for success defined in the SAP by a statistically significant amount); and (y) based on data contained within the FOCUS trial database and appropriate for use with the U.S. Food and Drug Administration, safety and tolerability among FOCUS trial participants is within the range of currently approved and commonly used cytotoxic chemotherapeutic agents; and (b) raising subsequent net equity proceeds of at least $20,000,000. The Company may request an additional $5,000,000 of gross proceeds between October 1, 2022 and December 31, 2022, with funding subject to the approval of Avenue’s Investment Committee.

In connection with the Loan, the Company issued to the Lender warrants to purchase 127,755 shares of common stock of the Company at an exercise price per share equal to $0.01. The warrants, which are exercisable until August 31, 2026, were offered and sold by the Company in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

Up to $3,000,000 of the principal amount of the Loan outstanding may be converted, at the option of the Lender, into shares of the Company’s common stock at a conversion price of $11.98 per share.

Pursuant to the Loan Agreement, the Company will make monthly interest-only payments during the first fifteen months of the term of the Loan, which could be increased to up to twenty-four months upon the achievement of specified performance milestones. Following the interest-only period, the Company will make equal monthly payments of principal, plus accrued interest, until the Loan’s maturity date when all remaining principal and accrued interest must be paid. If the Company prepays the Loan, it will be required to pay (a) a prepayment fee of 3% if the Loan is prepaid during the interest-only period; and (b) a prepayment fee of 1% if the Loan is prepaid after the interest-only period. On the Loan’s maturity date or on the date of the prepayment of the Loan, the Company must also make an incremental final payment equal to 4.25% of the aggregate funding.

The Company paid an aggregate commitment fee of $150,000 at closing of the Loan. Upon a second tranche, the Lender will earn a 1.0% fee on the $5,000,000 of incremental committed capital, for a total commitment fee of $200,000.

The Loan Agreement contains certain representations and warranties by the Company and other agreements that are customary in loan agreements of this type. The Loan Agreement also contains customary events of default, including non-payment of principal or interest, violations of covenants, bankruptcy and material judgments.

The Company intends to use the proceeds of the Loan for general corporate purposes.

The foregoing descriptions of the Loan and Security Agreement, the Supplement to the Loan and Security Agreement and the Warrant do not purport to be complete and are qualified in their entirety by the full text of the Loan and Security Agreement, the Supplement to the Loan and Security Agreement and the Warrant, which are attached as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

(b)	Extension and Amendment of Convertible Notes Payable

Also on August 6, 2021, the Company executed a Second Note Amending Agreement to amend an aggregate of $2,000,000 outstanding secured convertible notes payable to Rosalind Opportunities Fund I L.P. and Rosalind Master Fund L.P., which (a) reduces the conversion price of the notes to $1,198 per share of the Company’s Series E Convertible Preferred Stock; and (b) extends the maturity date of the notes to October 30, 2024. In addition, in order to induce Avenue to provide the Loan described above, the holders of the convertible notes agreed to subordinate (a) all of the Company’s indebtedness and obligations to the holders; and (b) all of the holders’ security interest in the Company’s assets, to the Loan and Avenue’s security interest in the Company’s assets.

The foregoing description of the Second Note Amending Agreement does not purport to be complete and is qualified in its entirety by the full text of the Second Note Amending Agreement, a prior note amending agreement, and the underlying notes, which are attached as Exhibits 10.4, 10.5, 10.6 and 10.7, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.02.	Results of Operations and Financial Condition

On August 10, 2021, the Company issued a press release, furnished as Exhibit 99.1 and incorporated in this Item 2.02 by reference, announcing its financial results for the fiscal quarter ended June 30, 2021.

The information contained in this Item 2.02, including Exhibit 99.1, is being furnished, and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18. Furthermore, the information contained in this Item 2.02, including Exhibit 99.1, shall not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure concerning the Loan set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosure concerning the Warrant set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01.	Other Events.

On August 9, 2021, the Company issued a press release announcing the completion of a growth capital term loan as described in more detail in Item 1.01 of this Current Report on Form 8-K. The full text of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

10.1	Loan and Security Agreement, dated August 6, 2021, between Delcath Systems, Inc., as borrower, and Avenue Venture Opportunities Fund, L.P., as lender.

10.2	Supplement to the Loan and Security Agreement, dated August 6, 2021, between Delcath Systems, Inc. as borrower, and Avenue Venture Opportunities Fund, L.P., as lender.

10.3	Warrant, dated August 6, 2021, issued by Delcath Systems, Inc. to Avenue Venture Opportunities Fund, L.P.

10.4	Second Note Amending Amendment, dated as of August 6, 2021, between Delcath Systems, Inc. and Rosalind Opportunities Fund I L.P. and Rosalind Master Fund L.P

10.5	Note Amending Agreement, dated as of July 15, 2019, between Delcath Systems, Inc. and Rosalind Opportunities Fund I L.P. and Rosalind Master Fund L.P.

10.6	8% Secured Promissory Note, dated July 15, 2019, issued by Delcath Systems, Inc. to Rosalind Opportunities Fund I L.P.

10.7	8% Secured Promissory Note, dated July 15, 2019, issued by Delcath Systems, Inc. to Rosalind Master Fund L.P.

99.1	Press Release of the Company, dated August 10, 2021, announcing financial results for the fiscal quarter ended June 30, 2021.

99.2	Press Release of the Company, dated August 9, 2021, announcing growth capital term loan transaction with Avenue Venture Opportunities Fund, L.P.

104	Cover Page Interactive File (the cover page tags embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DELCATH SYSTEMS, INC.

Date: August 11, 2021	By:	/s/ Gerard Michel
Name: Gerard Michel
Title: Chief Executive Officer